EXHIBIT 10(c)

                      SECOND AMENDMENT TO LICENSE AGREEMENT
                          DATED AUGUST 28, 1995 BETWEEN
                         TOMMY HILFIGER LICENSING, INC.
                            AND PEPE JEANS USA, INC.

      AGREEMENT entered into as of the 1st day of October 1997, by and between TOMMY HILFIGER LICENSING, INC., having an address at 913 N. Market Street, Wilmington, Delaware 19801 (hereinafter referred to as "Licensor") and, by assignment, PEPE JEANS USA, INC., having an address at 5428 East Slauson Avenue, Commerce, California 90040 (hereinafter referred to as "Licensee").

                              W I T N E S S E T H :

      WHEREAS, Licensor and Licensee entered into a License Agreement dated August 28, 1995, by way of an assignment from SEL International Investments Corp. to Pepe Jeans London Corporation, and from Pepe Jeans London Corporation to Pepe Jeans USA, Inc. on October 1, 1995.

      WHEREAS, the parties have agreed to the amendments to said agreement contained herein.

      NOW, THEREFORE, the parties hereto, in consideration of the mutual agreements herein contained and promises herein expressed, and for other good consideration acknowledged by each of them to be satisfactory and adequate, do hereby agree as follows:

      1. Article 8.9 of the License Agreement shall be deleted in its entirety and replaced with the following:

      "8.9 (a) Licensee shall promptly and thereafter annually execute the Certification attached hereto as Exhibit H;

           (b) Licensee represents that all Licensed Products to be manufactured hereunder (whether by Licensee, Licensee's third party manufacturers or by such third party manufacturers' contract sewing shops or other designated contract facilities) will be manufactured in compliance with the wage and hour laws of the country of manufacture and without the use of child (under the age of 14), prison or slave labor. All manufacturing facilities producing Licensed Products that are located in the United States will be in strict compliance with the minimum wage, overtime and child labor provisions of the Fair Labor Standards Act and applicable state and local laws;

           (c) Licensee shall not utilize any factory in the manufacture of Licensed Products unless it has been inspected and approved, in writing, by an authorized employee or agent of Licensee;

           (d) Licensee shall provide to Licensor the name, address, telephone number and facsimile number for each third party manufacturer utilized in the production of Licensed Product;

           (e) Licensee represents that it has in effect (or will promptly develop) a program of monitoring all third party manufacturers and such third party manufacturers' contract sewing shops and other designated contract facilities for compliance with the requirements of Article 8.9(b) above;

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           (f) Licensee shall require that all shipping documents which accompany Licensed Products manufactured on Licensee's behalf include the following language (either pre-printed or "stamped"):

          "We hereby certify that the merchandise (including components thereof) covered by this shipment was manufactured in compliance with (1) all applicable requirements of the wage and hour laws of the country of manufacture and without the use of child (under the age of 14), prison or slave labor, and if manufactured in the United States, (2) all applicable requirements of Sections 6,7, and 12 of the Fair Labor Standards Act, as amended and all regulations and orders of the United States Department of Labor under Section 14 thereof, and applicable state and local laws pertaining to child labor, minimum wage and overtime compensation. We further certify that we have in effect a program of monitoring any manufacturers and their contract sewing shops and other designated contract facilities which performed work for us in connection with the manufacture of such merchandise for compliance with the Fair Labor Standards Act and comparable state, local and foreign laws. We also certify that upon importation (if applicable) this shipment is in compliance with all laws applicable to the designation of country of origin and is being shipped under legally issued and valid export license or visa."

      and;

      2. Article 13 of the License Agreement shall be deleted in its entirety.

      3. The Third Party Manufacturing Agreement incorporated into the Agreement as Exhibit E is hereby substituted with the Third Party Manufacturing Agreement attached hereto.

      4. Exhibit H is hereby incorporated into the Agreement and is attached hereto.

      5. Except as modified hereby, all other paragraphs contained therein shall remain in full force and effect and nothing contained herein shall alter them in any way and are hereby in all respects ratified and confirmed.


      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

TOMMY HILFIGER LICENSING, INC.      PEPE JEANS USA, INC.


BY: /s/ Virginia M. Cleary          BY: /s/ Arthur Bargonetti

NAME: Virginia M. Cleary            NAME:  Arthur Bargonetti

TITLE: Assistant Secretary          TITLE: Executive Vice President